Exhibit 99.1
Martin Midstream Partners L.P. 2008 MLP Investor Conference May 22, 2008 NASDAQ: MMLP

Forward-Looking Statements Statements included that are not historical facts (including any statements concerning plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto), are forward-looking statements. These statements can be identified by the use of forward-looking terminology including "forecast," "may," "believe," "will," "expect," "anticipate," "estimate," "continue" or other similar words. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other "forward-looking" information. We and our representatives may from time to time make other oral or written statements that are also forward-looking statements. These forward-looking statements are made based upon management's current plans, expectations, estimates, assumptions and beliefs concerning future events impacting us and therefore involve a number of risks and uncertainties. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Because these forward-looking statements involve risks and uncertainties, actual results could differ materially from those expressed or implied by these forward-looking statements for a number of important reasons. A discussion of these factors, including risks and uncertainties, is set forth in Martin Midstream's annual and quarterly reports filed from time to time with the Securities and Exchange Commission. Martin Midstream expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.

Management Representative Ruben Martin President & Chief Executive Officer

MMLP Snapshot Diversified MLP with operations in Natural Gas Services Terminalling and Storage Marine Transportation Sulfur Services Consistent distribution growth with attractive yield Sixth consecutive quarterly distribution increase Distribution growth of 12.5% over the last year Improving total unit coverages to 1.2x(1) Current yield of approximately 8.0% Visible organic growth $100+ million organic growth capex budget for 2008 Some intrasegment variability with overall cash flow stability (1) Total unit coverage based on actual cash distributed during the twelve month period ending 3/31/08.

Natural Gas Services Overview The Natural Gas Services segment includes Natural gas gathering and processing in East Texas & the Texas Gulf Coast Wholesale natural gas liquids (NGLs) distribution and storage Wholesale and retail propane distribution Key Natural Gas Services assets include Waskom Plant 250 MMcfd natural gas processing plant with 12,500 bpd of fractionation capacity located in Waskom, TX Woodlawn Plant 30 MMcfd gas processing plant located in East Texas 658 miles of natural gas gathering pipelines in North Central and East Texas, Northwest Louisiana, the Texas Gulf Coast and offshore Texas and federal waters in the Gulf Coast 3 wholesale NGL terminals in LA, MS and TX with 2.1 million bbls of storage capacity 3 retail terminals in East Texas Waskom Plant

Terminalling & Storage Overview The Terminalling & Storage segment includes Shorebase Terminals 13 "shorebase" terminals across the Texas and Louisiana Gulf Coast Approximately 150 tanks with aggregate storage capacity of over 390,000 bbls Customer base primarily offshore E&P and oilfield service companies MRMC markets diesel fuel, fuel oils and other products from these terminals Fixed-fee contracts with upside (limited downside) based on throughput volumes Specialty Terminals 10 inland terminals primarily located along the Gulf Coast region Approximately 200 tanks with aggregate storage capacity of over 2.2 million bbls Customer base primarily refiners and processors Products handled include natural gasoline, asphalt, sulfur, fuel oil, crude oil, etc. Contracts primarily based on minimum throughput arrangements Pelican Island Terminal

Marine Transportation Overview The Marine Transportation segment includes Inland division 37 inland tank barges 15 barges with <20,000 bbl capacity 22 barges with 20,000-30,000 bbl capacity Transport crude oil, fuel oil, asphalt, etc. 18 inland push boats with 800 - 3,800 hp Operates primarily in the Intracoastal Waterway, the Mississippi River and the Tennessee-Tombigbee Waterway systems Offshore division 4 offshore tank barges with 40,000 - 95,000 bbl capacity 4 offshore tugboats with 3,200 - 7,200 hp Products transported include crude oil, fuel oil, diesel, gasoline, molten sulfur and asphalt Typical contracts include a guaranteed day rate with fuel passthrough and labor escalators Customers include major petroleum and petrochemical companies and our general partner M/V Marie C

Sulfur Services Overview The Sulfur Services segment includes Legacy Fertilizer business Six sulfur-based fertilizer production plants Over 380,000 tons/yr of production capacity Located in Texas, Illinois and Utah Nutrient sulfur, ammonium sulfate, etc. One emulsified industrial sulfur plant 150,000 ton/yr sulfuric acid plant in Plainview, TX Volumes dependent primarily on agricultural demand Legacy Sulfur business 2 sulfur prillers with 3,000 metric tons/day of prilling capacity located in Beaumont, Texas and Stockton, California 1 offshore / 1 inland tug barge unit used to transport molten sulfur 3 tanks with 46,000 long tons of molten sulfur storage capacity in Beaumont and Tampa Revenue earned under fee-based volume contracts and buy/sell contracts Combined legacy Fertilizer and Sulfur segments in 4Q 2007 to leverage our access to sulfur and to ensure its "highest and best use" Sulfuric Acid Plant

MMLP Midstream Value Chain Marine Transportation Terminalling & Storage Natural Gas Services Wellhead Crude Oil & Natural Gas Refining & Processing Storage Consumer Sulfur Services Wellhead Refined / Processed Products

Business Profitability Drivers Drilling technologies East Texas drilling activity (sustainable commodity prices) Fractionation capability Contract mix Gulf of Mexico drilling activity Drilling technologies Commodity prices Gulf Coast labor costs Domestic and international fertilizer demand Heavy industrial demand Refinery utilization Refinery sophistication (expansions) Demand for water-borne transport of petroleum products Refinery expansions Industry fleet profile (new construction vs. retirement) Age pre-emption forced by majors Shipyard, maintenance and crew costs

Diversified Cash Flow Profile Percentages in segments based on estimated contribution to 2008 Adjusted EBITDA before indirect selling, general and administrative expense. 25-30% 20-25% 20-25% 20-25% Natural Gas Services Terminalling & Storage Marine Transportation Sulfur Services

Areas of Operation

Diversity with Leverage to Growth 3/31/08 2002 MMLP has developed into a diversified MLP with increasing emphasis on business lines with greater leverage to growth Acquisition of Prism in 2005 marked our successful entry into the growing East Texas market for natural gas gathering and processing Acquisition of Woodlawn Pipeline Company in May 2007 increased gathering and processing footprint in East Texas Assets by Segment (1)(2) (1) Sulfur Services was a newly formed segment in 2007. The Natural Gas Services segment was formerly named LPG Distribution. (2) 2002 data assumes historical fertilizer business included in Sulfur Services.

Alignment of Interests Public 23.5% LP (Common) 11.5% LP (Subordinated) 65.1% LP (Common) General Partner owns a 34.9% LP interest and a 2.0% GP interest Subordination until 2009(1) 100% 2.0% GP + IDRs (1) 850,672 subordinated units convert annually to common units through 2009. Martin Resource Management Corporation General Partner

$100+ Million 2008 Growth Capex Program MMLP has budgeted approximately $108 million for organic growth projects in 2008 The major projects for 2008 include the following: Marine New Build Program ($40-45 million) Mont Belvieu Railrack Expansion ($20-25 million) Various Prism-related Upgrades and Debottlenecking ($15-20 million) Neches Ammonia Pipeline ($6-8 million) Various Terminalling & Storage Expansions ($15-20 million) Total 2008 organic growth investments estimated at an overall Adjusted EBITDA multiple of 5-7x (1) Most projects will come online late third quarter and fourth quarter 2008 and into 2009 Due to the timing of projects, some expenditures may overlap into calendar year 2009 (1) See page 21 for definition of Adjusted EBITDA. Adjusted EBITDA multiple is an estimate.

Marine New Build Program MMLP is currently upgrading and expanding its current inland and offshore fleet to meet the demands of its customers MMLP expects to spend approximately $50 million on new build marine equipment over the next two years ($40 million in 2008; $10 million in 2009) Six 30,000 bbl inland double-hull tank barges (4 delivered in Q1 '08; 2 delivered in 2Q '08) One 60,000 bbl offshore double-hull tank barge (delivery estimated 3Q 2009) Three 2,400hp inland pushboats (delivery estimated in 2Q, 3Q and 4Q 2009) Total investment multiple estimated at 6-8x Adjusted EBITDA(1) (1) See page 21 for definition of Adjusted EBITDA. Adjusted EBITDA multiple is an estimate. Launching of MMLP 311 MMLP 313

$33 million acquisition closed in May 2007 30 MMcfd processing capacity, 135 miles of gathering pipe, 36 miles of condensate pipe and 9 miles of residue pipe First eight months annualized multiple of approximately 5.6x First quarter 2008 negatively impacted by new, high pressure gas wells coming online, displacing lower pressure, rich gas high in NGL content New compression put in place in 2Q should help alleviate the situation moving forward Estimated purchase price multiple of 5-7x Adjusted EBITDA(1) Woodlawn Acquisition Review (1) See page 21 for definition of Adjusted EBITDA. Adjusted EBITDA multiple is an estimate.

Improving Distribution Growth & Coverage Most recent quarterly distribution increase represents 12.5% year-over-year growth Total unit coverage continues to improve (currently at 1.23x) Six consecutive increases in quarterly distribution 12.5% Distribution Growth Quarterly Distribution TTM Total Unit Coverage (1) Total unit coverage based on actual cash distributed during the twelve month period ending 3/31/08.

Conservative Balance Sheet Debt / Total Capitalization = 53%; Debt / Adjusted EBITDA of <3.5x(1) Exercised $75 million accordion feature in December 2007 As of 3/31/08, ~$70 million of availability for execution of remaining 2008 organic growth plan (1) See page 21 for definition of Adjusted EBITDA. 3/31/2008 Cash $6,918 Long-term Debt Term Debt $130,000 Revolving Credit Facility 125,000 Total Long-term Debt 255,000 Partners' Capital 227,994 Total Capitalization $482,994 % Debt / Total Capitalization 52.8% Credit Facility Commitment $325,000 Availability $70,000

Martin Resource Management Corporation ("MRMC") is a leading provider of transportation, terminalling, marketing and logistics management services for the energy and petrochemical industries The predecessor to MRMC was founded in 1951 by R.S. Martin, Jr. and MRMC currently employs over 1,800 people primarily in the Gulf Coast region 2007 Revenue of $1.2 billion(1) Subsidiaries of MRMC include: Midstream Fuel Service LLC - provider of fuels, lubricants and logistical support Martin Product Sales LLC - fuel oil, asphalt and sulfuric acid distribution Martin Transport, Inc. - truck transportation MRMC also owns a 50% interest in Cardinal Gas Storage Partners LLC ("CGSP") MRMC owned by the Martin family and its employees Our General Partner (1) Unaudited.

MRMC recently announced the formation of Cardinal Gas Storage Partners LLC CGSP is a 50:50 joint venture with Energy Capital Partners that is focused on development, construction, operation and management of natural gas storage facilities across North America Our General Partner MRMC contributed its Arcadia Gas Storage project ("AGS") to CGSP The AGS facility is a 13.8 Bcf high-deliverability salt dome natural gas storage project Gas production from East Texas and the Barnett Shale driving new takeaway capacity at AGS Development in three phases Phase Ia: 0.8 Bcf in-service by 3Q 2008 Phase Ib: 1.0 Bcf in-service by 4Q 2008 Phase II: 6.0 Bcf in-service by 4Q 2010 Phase III: 6.0 Bcf in-service by 4Q 2012

EBITDA & Adjusted EBITDA Reconciliation Figures in thousands 2003 2004 2005 2006 2007 Net income $11,981 $12,326 $13,880 $22,243 $24,939 Adjustments to reconcile net income to adjusted EBITDA: Interest expense 2,001 3,326 6,909 12,466 14,533 Debt prepayment premium - - - 1,160 - Equity in earnings of unconsolidated entities (2,801) (912) (1,591) (8,547) (10,941) Depreciation and amortization 4,765 8,766 12,642 17,597 23,442 EBITDA $15,946 $23,506 $31,840 $44,919 $51,973 Distributions in-kind from equity investments - - 1,115 8,311 9,337 Distributions from unconsolidated entities 3,564 - 231 541 1,523 Return of investments from unconsolidated entities - 1,980 466 433 1,952 Non-cash derivatives (gain) loss - - (555) (389) 3,904 (Gain) Loss on disposition or sale of property, plant and equipment (3) 48 (37) (231) (703) (Gain) Loss on involuntary conversion of property, plant and equipment (589) - - (3,125) - Adjusted EBITDA $18,918 $25,534 $33,060 $50,459 $67,986

MMLP calculates EBITDA as follows: net income (as reported in its Consolidated Statements of Operations) plus interest expense (as reported in its Consolidated Statements of Operations), plus debt prepayment premiums (as reported in its Consolidated Statements of Operations), less equity in earnings of unconsolidated entities (as reported in its Consolidated Statements of Operations), plus depreciation and amortization expense (as reported in its Consolidated Statements of Operations). MMLP currently owns 50% partnership interests in Waskom Gas Processing Company ("Waskom"), Matagorda Offshore Gathering System ("Matagorda"), and Panther Interstate Pipeline Energy LLC ("PIPE"). MMLP also owns a 20% interest in a partnership that owns lease rights to the Bosque County Pipeline ("BCP"). All of these interests are accounted for by the equity method of accounting. As such, MMLP does not include any portion of the net income from these interests in its operating income as reported in its Consolidated Statements of Operations. However, because MMLP receives distributions in-kind and cash distributions from its ownership interests in these partnerships, MMLP includes these distributions in its calculation of Adjusted EBITDA. MMLP calculates Adjusted EBITDA as follows: EBITDA (as defined above), plus distribution in-kind from equity investments (as reported in its Consolidated Statements of Cash Flows), plus distributions from unconsolidated entities (as reported in its Consolidated Statements of Cash Flows), plus return of investments from unconsolidated entities (as reported in its Consolidated Statements of Cash Flows), plus non-cash derivatives (gain) loss (as reported in its Consolidated Statements of Cash Flows), less gain (loss) on disposition or sale of property, plant and equipment (as reported in its Consolidated Statements of Cash Flows), less gain (loss) on involuntary conversion of property, plant and equipment (as reported in its Consolidated Statements of Cash Flows). EBITDA & Adjusted EBITDA Disclosure MMLP reports its financial results in accordance with generally accepted accounting principles. However, from time to time, MMLP uses certain non-GAAP financial measures such as EBITDA and Adjusted EBITDA because MMLP's management believes that this measure may provide users of this financial information with meaningful comparisons between current results and prior reported results and a meaningful measure of MMLP's ability to meet its financial obligations. EBITDA and Adjusted EBITDA should not be considered an alternative to cash flow from operating activities or any other measure of financial performance in accordance with generally accepted accounting principles (GAAP) in the United States. Neither EBITDA or Adjusted EBITDA is intended to represent cash flows for the period, nor are they presented as an alternative to income from continuing operations. Furthermore, it should not be seen as a measure of liquidity or a substitute for comparable metrics prepared in accordance with GAAP. This information may constitute non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. Accordingly, MMLP has presented herein, and will present in other information it publishes that contains this non-GAAP financial measure, a reconciliation of this measure to the most directly comparable GAAP financial measure.